As Filed with the Securities and Exchange Commission


                               on December 3, 2004


                        Securities Act File No. 333-81992
                    Investment Company Act File No. 811-21032

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]

                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 4                        [x]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]


                               Amendment No. 6                               [x]


                        (Check appropriate box or boxes)

                     Credit Suisse Short Duration Bond Fund
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            466 Lexington Avenue
              New York, New York                             10017-3140

-------------------------------------------------     --------------------------
   (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, including Area Code:               (212) 875-3500

                               J. Kevin Gao, Esq.
                     Credit Suisse Short Duration Bond Fund
--------------------------------------------------------------------------------


                              466 Lexington Avenue
                          New York, New York 10017-3140


                    (Name and Address of Agent for Services)

                                    Copy to:
                            Dianne E. O'Donnell, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: January 1, 2005



It is proposed that this filing will become effective (check appropriate box):

[   ]   immediately upon filing pursuant to paragraph (b)


[ x ]   on January 1, 2005 pursuant to paragraph (b)


[   ]   60 days after filing pursuant to paragraph (a)(1)

[   ]   on (date) pursuant to paragraph (a)(1)

[   ]   75 days after filing pursuant to paragraph (a)(2)

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LOGO: CREDIT SUISSE
ASSET MANAGEMENT

         CREDIT SUISSE FUNDS
         Prospectus

         CLASS A AND C SHARES


         January 1, 2005


                    o CREDIT SUISSE
                      SHORT DURATION BOND FUND

     As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

     Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

     KEY POINTS .............................................................  4
        Goal and Principal Strategies .......................................  4
        A Word About Risk ...................................................  4
        Investor Profile ....................................................  5

     PERFORMANCE SUMMARY ....................................................  6


        Year-by-Year Total Returns ..........................................  6
        Average Annual Total Returns ........................................  7

     INVESTOR EXPENSES ......................................................  8
        Fees and Fund Expenses ..............................................  8
        Example .............................................................  9

     THE FUND IN DETAIL ..................................................... 10
        The Management Firm ................................................. 10
        Fund Information Key ................................................ 10
        Goal and Strategies ................................................. 11
        Portfolio Investments ............................................... 11
        Risk Factors ........................................................ 12
        Portfolio Management ................................................ 12
        Financial Highlights ................................................ 13

     MORE ABOUT RISK ........................................................ 13
        Introduction ........................................................ 13
        Types of Investment Risk ............................................ 13
        Certain Investment Practices ........................................ 15

     MEET THE MANAGERS ...................................................... 17

     MORE ABOUT YOUR FUND ................................................... 18
        Share Valuation ..................................................... 18
        Distributions ....................................................... 18
        Taxes ............................................................... 18
        Statements and Reports .............................................. 19

     CHOOSING A CLASS OF SHARES ............................................. 20

     BUYING AND SELLING SHARES .............................................. 21

     SHAREHOLDER SERVICES ................................................... 23

     OTHER POLICIES ......................................................... 24

     OTHER SHAREHOLDER INFORMATION .......................................... 25

     OTHER INFORMATION ...................................................... 31
        About the Distributor ............................................... 31

     FOR MORE INFORMATION ........................................... back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL                      PRINCIPAL STRATEGIES          PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
To maximize total         o Invests at least 80% of     o Credit risk
return to the extent        its net assets, plus any
consistent with             borrowings for investment   o Foreign securities
prudent investment          purposes, in bonds            risk
and the preservation
of capital                o Normally maintains an       o Interest-rate risk
                            average duration of
                            between one and three       o Market risk
                            years
                                                        o Speculative exposure
                          o Invests in bonds having       risk
                            a remaining life at the
                            time of purchase of 10
                            years or less

                          o Emphasizes
                            investment-grade
                            securities

                          o May invest without limit
                            in U.S. dollar-denominated
                            foreign securities

                          o May invest to a lesser
                            extent in non-U.S. dollar
                            denominated securities
--------------------------------------------------------------------------------


o    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


   A fund that invests in foreign securities carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


SPECULATIVE EXPOSURE RISK


   To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

o  INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

o  are seeking total return

o are looking for higher potential returns than money-market funds and are willing to accept risk and volatility

o  want to diversify their portfolios with fixed-income funds

   IT MAY NOT BE APPROPRIATE IF YOU:

o  are investing for maximum return over a long time horizon

o  require stability of your principal

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
                                                                           2003
--------------------------------------------------------------------------------
  Best quarter: 1.06% (Q1 03)                                              2.55%
  Worst quarter: 0.18% (Q3 03)
  Inception date: 7/23/02
  Total return for the period 1/1/04 - 9/30/04: 1.16% (not annualized)
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS1

--------------------------------------------------------------------------------
PERIOD ENDED 12/31/03:                            ONE YEAR   LIFE OF   INCEPTION
                                                     2003     CLASS       DATE
--------------------------------------------------------------------------------
 CLASS A RETURN BEFORE TAXES                       -0.50%     1.59%     7/23/02
--------------------------------------------------------------------------------
 CLASS A RETURN AFTER TAXES
 ON DISTRIBUTIONS                                  -1.54%     0.41%
--------------------------------------------------------------------------------
 CLASS A RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE
 OF FUND SHARES                                    -0.33%     0.66%
--------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR US TREASURY INDEX2
 (REFLECTS NO DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES)                                 1.90%     3.04%
--------------------------------------------------------------------------------

1 Performance for Class C shares is not provided because this class does not have performance information for a full calendar year.

2 The Merrill Lynch 1-3 Year US Treasury Index tracks the performance of US-dollar denominated US Treasury notes and bonds with remaining time to maturity of between one year and less than three years, and with at least $1 billion in outstanding principal. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co.

--------------------------------------------------------------------------------
                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
--------------------------------------------------------------------------------

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses for the fund's Class A and Class C shares are for the fiscal year ended August 31, 2004.

--------------------------------------------------------------------------------
                                                            CLASS A     CLASS C
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       3.00%1       NONE
--------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of
   original purchase price or redemption proceeds,
   as applicable)                                             NONE         .75%2
--------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions
   (as a percentage of offering price)                        NONE        NONE
--------------------------------------------------------------------------------
  Redemption fees                                             NONE        NONE
--------------------------------------------------------------------------------
  Exchange fees                                               NONE        NONE
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------
  Management fee                                              .40%        .40%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                        .25%        .75%
--------------------------------------------------------------------------------
  Other expenses                                              .34%        .34%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES3                       .99%       1.49%
--------------------------------------------------------------------------------

1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $250,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

2  0.75% during the first year.

3 Estimated fees and expenses for the upcoming fiscal year are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time:

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                                            CLASS A      CLASS C

  Management fee                                              .26%        .26%
  Distribution and service (12b-1) fee                        .25%        .75%
  Other expenses                                              .34%        .34%
                                                             -----       -----
  NET ANNUAL FUND OPERATING EXPENSES                          .85%       1.35%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                   ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
  CLASS A
    (WITH OR WITHOUT REDEMPTION)      $398       $606         $831      $1,477
--------------------------------------------------------------------------------
  CLASS C
    (REDEMPTION AT END OF PERIOD)     $227       $471         $813      $1,779
--------------------------------------------------------------------------------
  CLASS C (NO REDEMPTION)             $152       $471         $813      $1,779
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

o  THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o  Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of September 30, 2004, Credit Suisse Asset Management companies managed approximately $27.5 billion in the U.S. and $308.2 billion globally

o Credit Suisse Asset Management has offices in 15 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxemburg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   During the 2004 fiscal year, the fund paid .26% of its average net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


o  FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information about the fund:


GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT


   The individuals designated by the investment adviser to handle the fund's day-to-day management.


FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

o  GOAL AND STRATEGIES

   The fund seeks to maximize total return to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in bonds.

   Under normal market conditions, the fund will:

o invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds

o  maintain an average duration of between one and three years

o invest in bonds with a remaining life at the time of purchase of 10 years or less

   The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders. The Board may change the fund's investment objective without shareholder approval.

   Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

   The portfolio managers will sell a security when there has been a fundamental change in the issuer's prospects or financial condition. The portfolio managers also may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

o  PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

o  corporate bonds, debentures and notes

o  government securities

o  asset-backed and mortgage-backed securities

o  repurchase agreements involving portfolio securities

o  convertible debt securities

o  municipal securities

   The fund may invest:

o  without limit in U.S. dollar-denominated foreign securities

o  up to 20% of its assets in non-U.S. dollar denominated securities

o up to 10% of its assets in fixed-income securities rated below investment grade (junk bonds)

   The fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

   To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, forwards, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

   The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

o  RISK FACTORS

   The fund's principal risk factors are:

o  credit risk


o  foreign securities risk


o  interest-rate risk

o  market risk


o  speculative exposure risk


   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks, such as extension and prepayment risks associated with mortgage-back securities.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read that section carefully before you invest.

o  PORTFOLIO MANAGEMENT


   Kevin D. Barry, Michael Buchanan, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers, LLP.

-------------------------------------------------------------------------------------------------
                                                     CLASS A                     CLASS C
 FOR THE PERIOD ENDED                    8/04          8/03       8/02/1/    8/04       8/03/2/
-------------------------------------------------------------------------------------------------
 PER SHARE DATA
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period    $10.02      $10.03      $10.00     $10.02     $10.16
-------------------------------------------------------------------------------------------------
 Investment operations
 Net investment income                    0.23/3/      0.34        0.03      0.18/3/     0.08
 Net gain (loss) on investments,
   futures contracts and options written
   (both realized and unrealized)          0.02       (0.01)       0.03       0.03      (0.14)
-------------------------------------------------------------------------------------------------
   Total from investment operations        0.25        0.33        0.06       0.21      (0.06)
-------------------------------------------------------------------------------------------------
 Less Dividends
 Dividends from net investment income     (0.30)      (0.34)      (0.03)     (0.25)     (0.08)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period           $9.97      $10.02      $10.03      $9.98     $10.02
-------------------------------------------------------------------------------------------------
   Total return/4/                         2.57%       3.33%       0.62%      2.16%     (0.62)%
-------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
 Net assets, end of period
    (000s omitted)                     $102,529    $241,869    $116,198     $7,204     $1,912
 Ratio of expenses to average
    net assets                             0.85%       0.81%       0.75%/5/   1.35%      1.35%/5/
 Ratio of net investment income
    to average net assets                  2.33%       2.62%       2.85%/5/   1.83%     (1.18)%/5/
 Decrease reflected in above
   operating expense ratios
   due to waivers/reimbursements           0.14%       0.21%       0.64%/5/   0.14%      0.16%/5/
 Portfolio turnover rate                     82%         62%          0%        82%        62%
-------------------------------------------------------------------------------------------------

/1/ For the period July 23, 2002 (inception date) through August 31, 2002.

/2/ For the period May 1, 2003 (inception date) through August 31, 2003.

/3/ Per share information is calculated using the average share outstanding method.

/4/ Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

/5/  Annualized.

                                 MORE ABOUT RISK

o  INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

o  TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.


   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous that those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


   o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

   o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risks of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other activities.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/x/  Permitted without limitation; does not indicate actual use
20% Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /  Permitted, but not expected to be used to a significant extent




-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                    LIMIT
-------------------------------------------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                                           33 1/3%
-------------------------------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.1 Correlation, credit, currency, hedged exposure,
liquidity, political, valuation risks.2                                                                  /x/
-------------------------------------------------------------------------------------------------------------------


EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information,
liquidity, market, operational, political, valuation risks.                                               20%
-------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political,
valuation risks.                                                                                         /x/
-------------------------------------------------------------------------------------------------------------------


FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.2                                                                     / /
-------------------------------------------------------------------------------------------------------------------


INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Credit, interest-rate,
market risks.                                                                                            /x/
-------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                                                   /x/
-------------------------------------------------------------------------------------------------------------------



                                       16

-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                    LIMIT
-------------------------------------------------------------------------------------------------------------------


MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal securities holders. Credit, interest-rate, market,
regulatory risks.                                                                                        /x/
-------------------------------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market,
valuation risks.                                                                                          10%
-------------------------------------------------------------------------------------------------------------------


OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the reference security or instrument.1 Correlation,
credit, hedged exposure, liquidity, market, speculative exposure risks.                                   20%
-------------------------------------------------------------------------------------------------------------------


REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income- producing real estate or real estate-related loans or
interests. Credit, interest-rate, market risks.                                                          / /
-------------------------------------------------------------------------------------------------------------------


RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                                       15%
-------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                                           33 1/3%
-------------------------------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. Information, liquidity, market, valuation risks.                                                  /x/
-------------------------------------------------------------------------------------------------------------------


STRUCTURED INSTRUMENTS Structured notes, swaps and other instruments that allow the fund to gain access to the performance of a referenced asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation risks.                                     / /
-------------------------------------------------------------------------------------------------------------------


TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money- market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                        / /
-------------------------------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited
time. Liquidity, market, speculative exposure risks.                                                      10%
-------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                                  20%
-------------------------------------------------------------------------------------------------------------------


ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value.
Interest-rate, market risks.                                                                             /x/
-------------------------------------------------------------------------------------------------------------------


1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                               MEET THE MANAGERS


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The team consists of the following individuals:

KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a co-portfolio manager since April 2004. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

MICHAEL BUCHANAN, CFA, Managing Director, is head of U.S. credit products and has been a co-portfolio manager since April 2004. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

JO ANN CORKRAN, Managing Director, has been a co-portfolio manager since fund inception. She joined CSAM in 1997 and has served as an analyst or portfolio manager since then. Prior to that, she was at Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

SUZANNE E. MORAN, Managing Director, has been a co-portfolio manager since fund inception. She joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.



            Job titles indicate position with the investment adviser.

DAVID N. FISHER, Director, has been a co-portfolio manager since May 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds a B.A. in East Asian history from Princeton University.

CRAIG RUCH, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds and has been a co-portfolio manager since April 2004. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

o  SHARE VALUATION

   The fund's net asset value (NAV) is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.


   The fund values its securities based on market quotations when it calculates its NAV. Debt securities with a remaining maturity greater than 60 days are valued in accordance with a price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain portfolio securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

o  DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.


   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


o  TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally considered ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

o  STATEMENTS AND REPORTS


   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

   CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available approximately five days after each month end. To obtain some or all of this information, call Credit Suisse Funds at 800-927-2874.

                           CHOOSING A CLASS OF SHARES

   This Prospectus offers you a choice of two classes of shares: Classes A and
C. Choosing which class of shares is better for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be better for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

   We describe Class A and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

--------------------------------------------------------------------------------
                                  MAIN FEATURES
--------------------------------------------------------------------------------
  CLASS A        o Initial sales charge of up to 3.00%
                 o Lower sales charge for large purchases
                 o No charges when you sell shares (except on certain
                   redemptions of shares bought without an initial sales charge)
                 o Lower annual expenses than Class C because of lower 12b-1 fee
--------------------------------------------------------------------------------

  CLASS C        o No initial sales charge
                 o Deferred sales charge of up to 0.75% if you sell shares
                   within 1 year of purchase
                 o Higher annual expenses than Class A shares because of higher
                   12b-1 fee
                 o No conversion to Class A shares, so annual expenses
                   remain higher
--------------------------------------------------------------------------------

   More information about the fund's classes of shares is available through CSAM's website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o  the front-end sales charges that apply to the purchase of Class A shares.

o  the deferred sales charges that apply to the redemption of Class C shares.

o  who qualifies for lower sales charges on Class A shares

o  who qualifies for a sales load waiver

      Go to www.csam.com/us and click on "Breakpoint Discounts."


   You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

o  OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

o  BUYING AND SELLING SHARES


   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.


   The minimum initial investment in both classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

   The maximum investment amount in Class C shares is $1,000,000.


   In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.


   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.


o  EXCHANGING SHARES


   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current prospectus for the new fund.


   The fund reserves the right to

o  reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o  temporarily suspend the exchange privilege during unusual market conditions


   If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed NAV.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call 800-927-2874

                              SHAREHOLDER SERVICES

o  AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

o  TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

o  TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

o  SPECIAL SITUATIONS

   The fund reserves the right to:


o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee-based program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders (through, for example, increased transaction costs, taxable gains to remaining shareholders and losses on the sale of investments).


o  charge a wire-redemption fee

o make a "redemption in kind"- payment-in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION


o  CLASSES OF SHARES AND SALES CHARGES


   Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.


o  CLASS A SHARES

OFFERING PRICE:

   The offering price for Class A shares is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A

                                                                    COMMISSION
                                                                   TO FINANCIAL
                                                                  REPRESENTATIVE
                                     AS A % OF       AS A % OF       AS A % OF
                                      AMOUNT         OFFERING        OFFERING
         AMOUNT PURCHASED            INVESTED          PRICE           PRICE
  Less than $50,000                    3.09%           3.00%           2.75%
--------------------------------------------------------------------------------
  $50,000 to less than $100,000        2.04%           2.00%           1.75%
--------------------------------------------------------------------------------
  $100,000 to less than $250,000       1.01%           1.00%           0.90%
--------------------------------------------------------------------------------
  $250,000 or more                        0*              0            0.50%**
--------------------------------------------------------------------------------


* On purchases of $250,000 or more, there is no initial sales charge although there could be a 0.50% Limited Contingent Deferred Sales Charge ("Limited CDSC") (as described below under "Class A Limited CDSC").


** The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases up to and including $3 million, up to 0.25% on the next $47 million and up to 0.125% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and


4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.


   If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

   All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial representative, which may require that you provide documentation concerning related accounts.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

   THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;


(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(7) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

   If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

   REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

   LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

   RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


   The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent prior to your purchase that you are exercising the Concurrent Purchases privilege.


   REINSTATEMENT PRIVILEGE. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits you to reinvest the proceeds in Class A or Class C shares, respectively, of the fund or of another Credit Suisse Fund within 30 days from the date of redemption without paying an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited CDSC will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $250,000 or more and the distributor paid a commission to the financial representative.


   The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:


o  the NAV at the time of purchase of the Class A shares being redeemed; or

o  the NAV of such Class A shares at the time of redemption.

   For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.


o  CLASS C SHARES


   You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 0.75% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in you account that you have held the longest. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 0.75% of average daily net assets.


   Financial representatives selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares held by their clients.

   The CDSC on Class C shares will be waived for the following shareholders or transactions:

(1) shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 701/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) redemptions made within one year from the original date of purchase for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

   Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

                                OTHER INFORMATION


o  ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A and C of the fund's shares. Under the plans, the distributor is paid 0.25% and 0.75% of the average daily net assets of the fund's Class A and C shares, respectively, although under the Class C 12b-1 plan the fund is authorized to pay up to 1.00% of the average daily net assets of the Class C shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund--Distribution and Shareholder Servicing" in the Statement of Additional Information (SAI).

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                                       34

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                                       35

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

o  ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

o  OTHER INFORMATION

   A current Statement of Additional Information (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.csam.com/us


SEC FILE NUMBER:
Credit Suisse Short Duration
Bond Fund                                                              811-21032


P.O. BOX 55030, BOSTON, MA 02205-5030                              CREDIT SUISSE
800-927-2874 o www.csam.com/us                                  ASSET MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSSDA-1-0105

                       STATEMENT OF ADDITIONAL INFORMATION


                                 JANUARY 1, 2005


                     CREDIT SUISSE SHORT DURATION BOND FUND


This Statement of Additional Information provides information about Credit Suisse Short Duration Bond Fund (the "Fund") that supplements information contained in the Prospectus for the Class A and Class C shares of the Fund dated January 1, 2005, as amended or supplemented from time to time (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus.


The Fund's audited Annual Report, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:

                           Class A and Class C Shares:
                               Credit Suisse Funds
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                  800-927-2874

                                TABLE OF CONTENTS


                                                                                                              Page
INVESTMENT OBJECTIVE AND POLICIES................................................................................1
                  Hedging Generally..............................................................................1
         Options on Securities and Securities Indices and Currency Exchange Transactions.........................2
                  Securities Options.............................................................................2
                  Uncovered Options Transactions.................................................................6
                  OTC Options....................................................................................6
                  Currency Transactions..........................................................................6
                  Forward Currency Contracts.....................................................................7
                  Currency Options...............................................................................7
         Options on Swaps ("Swaptions")..........................................................................8
         Futures Activities......................................................................................9
                  Futures Contracts.............................................................................10
                  Options on Futures Contracts..................................................................10
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.................11
         Money Market Obligations...............................................................................12
         Securities of Other Investment Companies; Money Market Mutual Funds....................................12
         Temporary Investments..................................................................................12
         Convertible Securities.................................................................................12
         Structured Securities..................................................................................13
                  Mortgage-Backed Securities....................................................................13
                  Asset-Backed Securities.......................................................................14
                  Collateralized Mortgage Obligations...........................................................14
                  Structured Notes, Bonds or Debentures.........................................................16
                  Assignments and Participations................................................................16
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars..............17
         Foreign Investments ...................................................................................18
         Foreign Currency Exchange..............................................................................18
                  Information...................................................................................18
                  Political Instability.........................................................................18
                  Foreign Markets...............................................................................18
                  Increased Expenses............................................................................19
                  Foreign Debt Securities.......................................................................19
                  Privatizations................................................................................19
                  Brady Bonds...................................................................................19
                  Depository Receipts...........................................................................20
         U.S. Government Securities.............................................................................20
         Municipal Obligations..................................................................................21
         Alternative Minimum Tax Bonds..........................................................................22
         Investment Grade Securities............................................................................22
         Below Investment Grade Securities......................................................................23
         Emerging Markets.......................................................................................24



                                       ii

         Lending Portfolio Securities...........................................................................24
         Repurchase Agreements everse Repurchase Agreements and Dollar Rolls....................................25
         Zero Coupon Securities.................................................................................26
         Short Sales "Against the Box"..........................................................................26
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers...............................27
         "Special Situation" Companies..........................................................................27
         Variable and Floating Rate Securities and Master Demand Notes..........................................27
         Event-Linked Bonds.....................................................................................28
         Delayed Funding Loans and Revolving Credit Facilities..................................................29
         When-Issued Securities and Delayed-Delivery Transactions...............................................29
                  To-Be-Announced Mortgage-Backed Securities....................................................30
         Stand-By Commitment Agreements.........................................................................30
         REITs    ..............................................................................................31
         Warrants 31
         Non-Publicly Traded and Illiquid Securities............................................................32
                  Rule 144A Securities..........................................................................32
         Borrowing..............................................................................................33
INVESTMENT RESTRICTIONS.........................................................................................33
PORTFOLIO VALUATION.............................................................................................35
pORTFOLIO TRANSACTIONS .........................................................................................37
PORTFOLIO TURNOVER..............................................................................................39
MANAGEMENT OF THE FUND..........................................................................................39
         Officers and Board of Trustees ........................................................................40
         Ownership in Securities of the Fund and Fund Complex...................................................45
         Committees and Meetings of Trustees....................................................................44
         Trustees' Total Compensation for Fiscal Year Ended August 31, 2004.....................................44
         Proxy Voting Policy....................................................................................45
         Investment Adviser and Co-Administrators...............................................................45
         Code of Ethics.........................................................................................50
         Custodian and Transfer Agent...........................................................................51
         Organization of the Fund...............................................................................51
         Distribution and Shareholder Servicing.................................................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................54
         Purchases..............................................................................................54
                  Initial Sales Charge Waivers..................................................................56
         Redemptions............................................................................................57
                  Automatic Cash Withdrawal Plan................................................................57
EXCHANGE PRIVILEGE..............................................................................................58
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................59
         The Fund 59
         Special Tax Considerations.............................................................................61
                  Zero Coupon Securities........................................................................61
                  Constructive Sales............................................................................62
                  Straddles.....................................................................................62
                  Options and Section 1256 Contracts............................................................62
                  Swaps    .....................................................................................63



                                       ii


                  Foreign Currency Transactions.................................................................63
         Taxation of U.S. Shareholders..........................................................................64
                  Dividends and Distributions...................................................................64
                  Sales of Shares...............................................................................64
                  Backup Withholding............................................................................65
                  Notices  .....................................................................................65
                  Other Taxation................................................................................65
INDEPENDENT registered public accounting firm AND COUNSEL.......................................................66
MISCELLANEOUS...................................................................................................66
FINANCIAL STATEMENTS............................................................................................66




APPENDIX A - DESCRIPTION OF RATINGS............................................................................A-1

APPENDIX B - PROXY VOTING POLICY...............................................................................B-1

APPENDIX C - SPECIAL FEE ARRANGEMENTS..........................................................................C-1

                        INVESTMENT OBJECTIVE AND POLICIES

                  The following information supplements the discussion of the Fund's investment objective and policies in the Prospectus. There are no assurances that the Fund will achieve its investment objective.

                  The investment objective of the Fund is to maximize total return to the extent consistent with prudent investment and the preservation of capital.


                  The Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The Fund's 80% investment policy may be changed by the Board of Trustees of the Fund (the "Board") upon 60 days' notice to shareholders. In addition, the Board may change the Fund's investment objective without shareholder approval.


                  Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Fund does not represent that these techniques are available now or will be available at any time in the future.

                          GENERAL INVESTMENT STRATEGIES

                  Hedging Generally. The Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investment adviser, still may not result in a successful hedging transaction.

                  The Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that the Fund engages in the strategies described below, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options on Securities and Securities Indices and Currency Exchange Transactions

                  The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. Up to 20% of the Fund's total assets may be at risk in connection with investing in options on securities, securities indices and currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.


                  Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as The New York Stock Exchange (the "NYSE") Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  Uncovered Options Transactions. The Fund may write options that are not covered (or so called "naked options") on portfolio securities. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

                  OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

                  Currency Options. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

Options on Swaps ("Swaptions")


                  The Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the Commodity Futures Trading Commission ("CFTC") at the Securities and Exchange Commission (the "SEC").


                  The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

                  As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

                  The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.

                  The use of swaptions, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

                  While the Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaptions to reduce risk involves costs and will be subject to CSAM's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that CSAM's judgment in this respect will be correct.

Futures Activities


                  The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes that reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

                  No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on that the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures contracts.

                  At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

                  Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. The Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Money Market Obligations

                  The Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purpose. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's Divisions of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. A description of Moody's and S&P's ratings is in Appendix A to this Statement of Additional Information.

Securities of Other Investment Companies; Money Market Mutual Funds


                  The Fund may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Fund or CSAM when CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.


Temporary Investments

                  The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Convertible Securities

                  Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.

Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

Structured Securities

                  The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations, make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Collateralized Mortgage Obligations. The Fund may purchase collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and by private issuers. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

                  Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

                  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

                  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Assignments and Participations. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for

Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

                  The Fund may enter into interest rate, index, mortgage and currency swaps and interest rate caps, floors and collars for hedging purposes or to increase total return (speculation). Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  The Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Fund and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

                  The Fund will not enter into interest rate, index, mortgage or currency swaps or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

Foreign Investments

                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

                  Information. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, are higher than those costs incurred by other investment companies not investing in foreign securities.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

                  Privatizations. The Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


                  Brady Bonds. The Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Depository Receipts. Assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depository Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities

                  The Fund may invest in U.S. Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality, such as FHLMC and FNMA. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Municipal Obligations

                  Under normal circumstances, the Fund may invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. CSAM will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, the Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Alternative Minimum Tax Bonds

                  The Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Investment Grade Securities

                  The Fund may invest without limit in investment grade debt securities. Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, are determined by CSAM to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Below Investment Grade Securities

                  The Fund may invest up to 10% of its net assets in high yield fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

Emerging Markets

                  The Fund may invest up to 20% of its total assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

                  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of the Fund's securities will be marked-to-market daily.



Repurchase Agreements

                  The Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

                  The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

                  The Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes." At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Short Sales "Against the Box"

                  A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Fund of effecting short sales against the box.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

                  Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.


"Special Situation" Companies

                  "Special situation" companies are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation" company may decline significantly. CSAM believes, however, that if it analyzes "special situation" companies carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve total return. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.


Variable and Floating Rate Securities and Master Demand Notes

                  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                  The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the

Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

                  The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

                  Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Bonds

                  The Fund may invest in "event-linked bonds." Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer

(credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

                  Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Delayed Funding Loans and Revolving Credit Facilities

                  The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by CSAM in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

                  The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

When-Issued Securities and Delayed-Delivery Transactions

                  The Fund may purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

Stand-By Commitment Agreements

                  The Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Fund will enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average duration of the Fund's portfolio.

REITs

                  The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). When the Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants

                  The Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

                  The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements that have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days' notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Borrowing

                  The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including rollovers) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowing may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                             INVESTMENT RESTRICTIONS

                  The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 12 may be changed by a vote of the Board at any time.

                  If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  The Fund may not:

                  1. Borrow money, except to the extent permitted under the 1940 Act.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

                  6. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities and except that 25% of the value of the Fund's total assets can be invested without regard to this limitation.

                  7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis.

                  8. Issue any senior security except as permitted in these Investment Restrictions.

                  9. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts and options on futures contracts.

                  11. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  12. Make additional investments (including roll overs) if the Fund's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Fund in valuing its assets.

                  Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


                  Foreign securities traded in the local market will be valued at the closing price, which may not be the last sale price, on the Primary Market at the Valuation Time. If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares at the Valuation Time. If there is no such closing price, the value will be the most recent bid quotation of the local shares at the Valuation Time.


                  Securities, options, futures contracts and other assets that cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.


                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government Securities are generally purchased from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of Government Securities.

                  In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will receive brokerage or research services only in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program.


                  All orders for transactions in securities or options on behalf of the Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Fund's distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with which the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


                  The Fund paid no brokerage commissions for the fiscal years ended August 31, 2002, and 2003. The Fund paid $14,938 in brokerage commissions for the fiscal year ended August 31, 2004. As of August 31, 2004, the Fund held the following securities of its regular brokers or dealers:

------------------------------------------------------------ -------------------
Name of Securities                                           Aggregate Value
------------------------------------------------------------ -------------------
Bank of America Corp. Global Senior Notes                    $762,803
------------------------------------------------------------ -------------------
Bank of America Mortgage Securities, Inc. - Series 2004-E,   $1,350,270
Class 2A3
------------------------------------------------------------ -------------------
State Street Bank and Trust Company                          $322,000
------------------------------------------------------------ -------------------
J.P. Morgan Chase & Co. Global Notes                         $568,266
------------------------------------------------------------ -------------------
J.P. Morgan Chase Commercial Mortgage Securities Corp.,      $1,256,315
Series 2004-CB9-Class A1
------------------------------------------------------------ -------------------
Merrill Lynch & Company, Inc. Series MTNB Notes              $836,340
------------------------------------------------------------ -------------------
Lehman Brothers Holdings Inc. Global Notes                   $1,015,494
------------------------------------------------------------ -------------------
Morgan Stanley Global Notes                                  $1,067,056
------------------------------------------------------------ -------------------
Morgan Stanley Capital I, Series 2003 - T11, Class A1        $2,357,815
------------------------------------------------------------ -------------------
Bank One Corp. Global Notes                                  $542,879
------------------------------------------------------------ -------------------
Bear Stearns Companies, Inc. Global Notes                    $1,116,675
------------------------------------------------------------ -------------------

                               PORTFOLIO TURNOVER

                  The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Fund's portfolio turnover rate. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


                  For the fiscal years ended August 31, 2003 and 2004, the Fund's portfolio turnover rate was 62% and 82%, respectively.


                             MANAGEMENT OF THE FUND

Officers and Board of Trustees

                  The business and affairs of the Fund are managed by the Board in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent.

                  The names and birth dates of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

INFORMATION CONCERNING TRUSTEES AND OFFICERS

---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
                                                                                            Number of
                                                  Term of                                   Portfolios in
                                   Position(s)    Office1 and                               Fund Complex      Other
                                   Held with      Length of      Principal Occupation(s)    Overseen by       Directorships
Name, Address and Date of Birth    Fund           Time Served    During Past Five Years     Trustee           Held by Trustee
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
INDEPENDENT TRUSTEES
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
Richard H. Francis                 Trustee,       Since Fund     Currently retired          42                None
c/o Credit Suisse Asset            Nominating     inception
Management, LLC                    and Audit
466 Lexington Avenue               Committee
New York, New York 10017-3140      Member
Date of Birth:  04/23/32
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
Jeffrey E. Garten                  Trustee,       Since Fund     Dean of Yale School of     41                Director of
Box 208200                         Nominating     inception      Management and William                       Aetna, Inc.
New Haven, Connecticut             and Audit                     S. Beinecke Professor in                     (insurance
06520-8200                         Committee                     the Practice of                              company);
Date of Birth:  10/29/46           Member                        International Trade and                      Director of
                                                                 Finance from November                        Calpine
                                                                 1995 to present                              Corporation
                                                                                                              (energy
                                                                                                              provider);
                                                                                                              Director of
                                                                                                              CarMax Group
                                                                                                              (used car dealers)
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
Peter F. Krogh                     Trustee,       Since Fund     Dean Emeritus and          41                Director of
301 ICC                            Nominating     inception      Distinguished Professor                      Carlisle
Georgetown University              Committee                     of International Affairs                     Companies
Washington, DC 20057               Chairman and                  at the Edmund A. Walsh                       Incorporated
Date of Birth:  02/11/37           Audit                         School of Foreign                            (diversified
                                   Committee                     Service, Georgetown                          manufacturing
                                   Member                        University from June                         company)
                                                                 1995 to present.
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
James S. Pasman, Jr.               Trustee,       Since Fund     Currently retired          43                Director of
c/o Credit Suisse Asset            Nominating     inception                                                   Education
Management, LLC                    and Audit                                                                  Management Corp.
466 Lexington Avenue               Committee
New York, New York 10017-3140      Member
Date of Birth:  12/20/30
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
Steven N. Rappaport                Trustee,       Since Fund     Partner of Lehigh Court,   43                Director of
Lehigh Court, LLC                  Nominating     inception      LLC and RZ Capital                           Presstek, Inc.
40 East 52nd Street,               Committee                     (private investment                          (digital imaging
New York, New York 10022           Member and                    firms) from July 2002 to                     technologies
Date of Birth:  07/10/48           Audit                         present; Transition                          company);
                                   Committee                     Adviser  to SunGard                          Director of Wood
                                   Chairman                      Securities Finance, Inc.                     Resources, LLC
                                                                 ("SunGard") from                             (plywood
                                                                 February 2002 to July                        manufacturing
                                                                 2002; President of                           company)
                                                                 SunGard from 2001 to
                                                                 February 2002; President
                                                                 of Loanet, Inc. (on-line
                                                                 accounting service) from
                                                                 1997 to 2001
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------


------------------
1    Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.



                                       40

---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
                                                                                            Number of
                                                  Term of                                   Portfolios in
                                   Position(s)    Office1 and                               Fund Complex      Other
                                   Held with      Length of      Principal Occupation(s)    Overseen by       Directorships
Name, Address and Date of Birth    Fund           Time Served    During Past Five Years     Trustee           Held by Trustee
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
INTERESTED TRUSTEES
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
Michael E. Kenneally2              Chairman and   Since 2004     Chairman and Global        49                None
Credit Suisse Asset Management,     Chief                        Chief Executive Officer
LLC                                 Executive                    of CSAM since April
466 Lexington Avenue                Officer                      2003; Chairman and Chief
New York, New York 10017-3140                                    Investment Officer of
Date of Birth:  03/30/54                                         Banc of America Capital
                                                                 Management from 1998 to
                                                                 March 2003
---------------------------------- -------------- -------------- -------------------------- ----------------- -------------------
William W. Priest3                 Trustee        Since Fund     Chief Executive Officer    48                Director of Globe
Epoch Investments Partners, Inc.                  inception      of J Net Enterprises,                        Wireless, L.L.C.
667 Madison Avenue                                               Inc. (technology holding                     (maritime
New York, New York 10021                                         company) since June 2004;                    communications
Date of Birth:  09/24/41                                         Chief Executive Officer                      company);
                                                                 of Epoch Investment                          Director of
                                                                 Partners, Inc. since                         InfraRed X
                                                                 April 2004; Co-Managing                      (medical device
                                                                 Partner of Steinberg                         company);
                                                                 Priest & Sloane Capital                      Director of J Net
                                                                 Management from 2001 to                      Enterprises, Inc.
                                                                 March 2004; Chairman and
                                                                 Managing Director of
                                                                 CSAM from 2000 to February
                                                                 2001; Chief Executive
                                                                 Officer and Managing
                                                                 Director of CSAM from 1990
                                                                 to 2000
------------------------------------------- -------------------- ------------------- --------------------------------------------


------------------
2 Mr. Kenneally is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).

                                                                 Term of Office4
                                            Position(s) Held     and Length of       Principal Occupation(s) During Past Five
Name, Address and Date of Birth             with Fund            Time Served         Years
------------------------------------------- -------------------- ------------------- --------------------------------------------
OFFICERS
------------------------------------------- -------------------- ------------------- --------------------------------------------
Michael A. Pignataro                        Treasurer and        Since Fund          Director and Director of Fund
Credit Suisse Asset Management, LLC         Chief Financial      inception           Administration of CSAM; Associated with
466 Lexington Avenue                        Officer                                  CSAM since 1984; Officer of other Credit
New York, New York 10017-3140                                                        Suisse Funds
Date of Birth:  11/15/59
------------------------------------------- -------------------- ------------------- --------------------------------------------
J. Kevin Gao                                Secretary and        Since 2004          Vice President and legal counsel of CSAM;
Credit Suisse Asset Management, LLC         Vice President                           Associated with CSAM since July 2003;
466 Lexington Avenue                                                                 Associated with the law firm of Willkie
New York, NY  10017-3140                                                             Farr & Gallagher LLP from 1998 to 2003;
Date of Birth:  10/13/67                                                             officer of other Credit Suisse Funds
------------------------------------------- -------------------- ------------------- --------------------------------------------
Robert M. Rizza                             Assistant Treasurer  Since Fund          Assistant Vice President of CSAM;
Credit Suisse Asset Management, LLC                              inception           Associated with CSAM since 1998; Officer
466 Lexington Avenue                                                                 of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  12/09/65
------------------------------------------- -------------------- ------------------- --------------------------------------------


------------------
4 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Ownership in Securities of the Fund and Fund Complex


                  As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Trustee in Family of Investment
Name of Trustee                          the Fund*,5                            Companies*5
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       A                                      E
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        A                                      B
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           A                                      D
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     A                                      D
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      A                                      C
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Michael E. Kenneally                     A                                      A
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        A                                      A
---------------------------------------- -------------------------------------- --------------------------------------



-------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000



------------------
5 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Committees and Meetings of Trustees

                  The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.


                  In accordance with its written charter adopted by the Board, the Audit Committee (a) oversees the scope of the Fund's audit quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls; (b) determines the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) acts as a liaison between the Fund's independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee met four times during the fiscal year ended August 31, 2004.

Trustees' Total Compensation for Fiscal Year Ended August 31, 2004


                  No employee of CSAM, State Street Bank and Trust Company ("State Street"), the Fund's co-administrator, or any of their affiliates receives any compensation from the Fund for acting as an officer or trustee of the Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street or any of their affiliates receives an annual fee of $750 and $250 for each Board meeting attended by him for his services as a trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for servicing on the Audit Committee.

                                                         Total Compensation from all     Total Number of Funds for Which
                              Aggregate Compensation   Investment Companies Managed by      Trustee Serves Within Fund
      Name of Trustee                from Fund                       CSAM                            Complex
INTERESTED TRUSTEES
Michael E. Kenneally*                  None                          None                               49
William W. Priest**                   $1,750                       $94,000                              48
NON-INTERESTED TRUSTEES


                                       44

Richard H. Francis                    $3,000                       $73,500                              42
Jeffrey E. Garten                     $2,250                       $49,500                              41
Peter F. Krogh                        $2,125                       $62,500                              41
James S. Pasman, Jr.                  $3,000                       $99,000                              43
Steven N. Rappaport                   $3,300                       $85,975                              43


* Mr. Kenneally is an "interested person" of the Fund and receives no compensation from the Fund or any other investment company advised by CSAM.

** Mr. Priest is an "interested person" of the Fund because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from the Fund and other investment companies advised by CSAM for serving as a Trustee.

                  As of November 15, 2004, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.


Proxy Voting Policy


                  The Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. The Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through CSAM's website, www.csam.com/us and (2) on the SEC's website at http://www.sec.gov.


Investment Adviser and Co-Administrators


                  INVESTMENT ADVISORY AGREEMENT. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $978 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2004, Credit Suisse Asset Management employed 2,000 people worldwide and had global assets under management of approximately $308.2 billion, with $27.5 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

                  The Advisory Agreement between the Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.


                  Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

                  The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors or trustees, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

                  The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .40% of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.


                  For the past three fiscal years ended August 31, the Fund paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

August 31, 2004

--------------------------------------------------------------------------------
Fees Paid (After Waivers)                  Waivers              Reimbursements
--------------------------------------------------------------------------------
$430,545                         $232,653                  $0
--------------------------------------------------------------------------------



August 31, 2003

--------------------------------------------------------------------------------
Fees Paid (After Waivers)                  Waivers              Reimbursements
--------------------------------------------------------------------------------
$359,333                         $411,956                  $0
--------------------------------------------------------------------------------


May 16, 2002 to August 31, 2002

--------------------------------------------------------------------------------
Fees Paid (After Waivers)                  Waivers              Reimbursements
--------------------------------------------------------------------------------
$0                               $42,071                   $25,623
--------------------------------------------------------------------------------


                  BOARD APPROVAL OF ADVISORY AGREEMENT.


                  In approving the Advisory Agreement, the Board of Trustees of the Fund, including the Independent Trustees, considered the following factors:

                  Investment Advisory Fee Rate

                  The Board reviewed and considered the contractual advisory fee rate (0.40%) (the "Contractual Advisory Fee") paid by the Fund to CSAM in light of the extent and quality of the advisory services provided. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate after taking waivers and reimbursements into account (0.26%) (the "Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

                  Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by Lipper Inc., an independent provider of investment company data.

                  Nature, Extent and Quality of the Services under the Advisory Agreement

                  The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by CSAM under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by CSAM. The Board reviewed background information about CSAM, including its Form ADV and its record of compliance with the federal securities laws. The Board considered the background and experience of CSAM's senior management and the expertise of, and the amount of attention given to the Fund by, both junior and senior personnel of CSAM. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

                  Fund Performance

                  The Board received and considered the one-year performance of the Fund, along with comparisons, for all presented periods, both to the Peer Group and the Universe. The Board was provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

                  The Board reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Fund and its identified benchmark over various time periods.

                  CSAM Profitability

                  The Board received, analyzed and considered a detailed profitability analysis of CSAM based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and CSAM affiliates on the other. The Board received profitability information for the other funds in the CSAM family of funds.

                  Economies of Scale

                  The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

                  Other Benefits to CSAM

                  The Board considered other benefits received by CSAM and its affiliates as a result of its relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of CSAM and benefits potentially derived from an increase in CSAM's business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates).

                  The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed CSAM's method for allocating portfolio investment opportunities among the Fund and other advisory clients.

                  Conclusions

                  In selecting CSAM, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

                    o the Contractual Advisory Fee and the Net Advisory Fee, which were both below the median of its Peer Group, were considered reasonable.

                    o the Fund's investment performance was within a reasonable range around the median of its Peer Group.]

                    o the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by CSAM and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Board understood that CSAM had or was in the process of addressing any performance issues.

                    o in light of the costs of providing investment management and other services to the Fund and CSAM's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

                    o CSAM's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

                    o in light of the relatively small size of the Fund and the amount of the Net Advisory Fee, the Fund's current fee structure (without breakpoints) was considered reasonable.

                  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

                  CO-ADMINISTRATION AGREEMENTS. CSAMSI and State Street serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively). For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at an annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund complex's average daily net assets exceeding $10 billion, exclusive of out-of-pocket expenses.

                  For the period from May 16, 2002 through August 31, 2002, the Fund paid CSAMSI fees under the CSAMSI Co-Administration Agreement of $10,518. For the fiscal years ended August 31, 2003 and 2004, the Fund paid CSAMSI fees under the CSAMSI Co-Administration Agreement of $192,822 and $165,799, respectively.

                  For the period from June 1, 2002 through August 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $4,733. For the fiscal years ended August 31, 2003 and 2004, the Fund paid State Street fees under the State Street Co-Administration Agreement of $137,435 and $118,947, respectively.


Code of Ethics

                  The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

                  State Street serves as custodian of the Fund's U.S. and non-U.S. assets, pursuant to the custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to the Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Fund

                  The Fund is an open-end management investment company. The Fund was organized in 2002 under the laws of the State of Delaware and is a business entity commonly known as a "Delaware business trust." The Fund is "diversified" within the meaning of the 1940 Act.

                  Under the Fund's charter, a Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest par value of $.001 per share. The Fund currently offers Class A and Class C shares.

                  Delaware law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Instrument provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Board intends to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the Fund. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 50% of the outstanding shares of the Fund.


                  The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam.com/us.


Distribution and Shareholder Servicing

                  CSAMSI is the distributor of the Fund's shares. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. CSAMSI offers the Fund's shares on a continuous basis.


                  The Fund has adopted Plans of Distribution for its Class A shares and Class C shares (the "A Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). Each of the A Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares. The A Shares 12b-1 Plan provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that:
(i) an asset-based sales charge of up to .75% per year and (ii) a service fee of up to .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2004, the Fund paid CSAMSI under its 12b-1 plans as follows:

------------------------------- ----------------------------
Class A 12b-1 Plan              Class C 12b-1 Plan
------------------------------- ----------------------------
$403,020                        $34,435
------------------------------- ----------------------------

                  With respect to sales of the Fund's Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.


                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. The standard fees for the sales of Classes A and C are disclosed in the Fund's Prospectus. CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2004. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  During the fiscal year ended August 31, 2004, CSAMSI spent the fees paid under the A Shares and C Shares 12b-1 Plans as follows:

--------------------------------------------------------------------------------
                                       Class A          Class C
--------------------------------------------------------------------------------
Advertising                            $0               $0
--------------------------------------------------------------------------------
Printing and mailing prospectuses for  $32,387          $2,902
promotional purposes
--------------------------------------------------------------------------------
Compensation to broker-dealers         $397,345         $31,401
--------------------------------------------------------------------------------
People-related and occupancy           $120,100         $3,740
--------------------------------------------------------------------------------
Other                                  $5,476           $933
--------------------------------------------------------------------------------

                  Payments by the Fund to CSAMSI under the A Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

                  Pursuant to the A Shares and C Shares 12b-1 Plans, CSAMSI provides the Board with periodic reports of amounts spent under the Plans and the purposes for which the expenditures were made.

                  Each of the A Shares 12b-1 Plan and C Shares 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the A Shares and C Shares 12b-1 Plans, as the case may be. Any material amendment of the A Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. Neither of the A Shares and C Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the A Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

                  The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares, any applicable sales charge.

                  As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  Class A and C shares are designed for investors seeking the advice of financial representatives and are not offered directly from the Fund. All purchases of Class A Shares and Class C Shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

----------------------------------------------------------------------------------------------
Amount Purchased                    As a % of      As a % of      Commission to Financial
                                      Amount    Offering Price   Representative as a % of
                                     Invested                         Offering Price
----------------------------------------------------------------------------------------------
Less than $50,000                     3.09%          3.00%                 2.75%
----------------------------------------------------------------------------------------------
$50,000 to less than $100,000         2.04%          2.00%                 1.75%
----------------------------------------------------------------------------------------------
$100,000 to less than $250,000        1.01%          1.00%                 0.90%
----------------------------------------------------------------------------------------------
$250,000 or more                         0%*            0%                 0.50%**
----------------------------------------------------------------------------------------------


* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited Contingent Deferred Sales Charge ("CDSC") (as described in the prospectus).


** The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases up to and including $3 million, up to 0.25% on the next $47 million and up to 0.125% on purchase amounts over $50 million.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

                    o an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

                    o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

                    o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual or an immediate family member;

                    o A Uniform Gifts to Minors Act/Uniform Transfer to Minors Act account created by the individual and/or an immediate family member.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A or Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Initial Sales Charge Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former trustees of the Fund, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and employees of the Adviser and its affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (6) Class B shares that are automatically converted to Class A shares; (7) Class A shares acquired when dividends and distributions are reinvested in the Fund;

and (8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.


                  For the fiscal years ended August 31, 2004 and 2003, CSAMSI was paid commissions for the sale of the Fund's Class A shares and retained commissions earned on the sale of the Fund shares as follows:

--------------------------------------------------------
Year    Class A Commissions      Class A Commissions
                                 Retained by CSAMSI
--------------------------------------------------------
2004         $ 86,036                  $39,590
--------------------------------------------------------
2003         $597,707                  $14,457
--------------------------------------------------------
2002         $ 76,999                  $     0
--------------------------------------------------------



Redemptions


                  Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable CDSC in the case of Class C and certain redemptions of Class A shares. For the fiscal year ended August 31, 2004, CSAMSI received CDSC upon redemptions of Fund shares as follows:

2004

--------------------------------------------------------------------------
Class                CDSCs Paid                CDSCs Retained
--------------------------------------------------------------------------
Class A Shares           $0                          $0
--------------------------------------------------------------------------
Class C Shares         $5,595                      $5,595
--------------------------------------------------------------------------


                  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically.

Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for Class A shares may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A and C Shares of the Fund may be subject to a deferred sales charge.

                  The CDSC applicable to redemptions of Class C Shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Class A or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day, subject to payment of any sales charge differential. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                  The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed net asset value. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Fund's efforts to curb market timing may not be entirely successful. In particular, the Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund by U.S. Persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund

                  The Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


                  If in any taxable year the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


Special Tax Considerations

                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

                  The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Zero Coupon Securities. The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Straddles. The options transactions that the Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund are uncertain which (if any) of these elections they will make.

                  Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, the Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

                  The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

                  Swaps. As a result of entering into index swaps, the Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

Foreign Taxes.

                  Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

                  Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. The Fund does not expect that a significant portion of the Fund's dividends will be eligible to be treated as qualified dividend income for purposes of taxation at long-term capital gain rates for individuals. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

                  Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS
ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
               CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 250 W. Pratt St., Suite 2100, Baltimore, MD 21201-2304, serves as independent registered public accounting firm for the Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC and have been included herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


                  As of November 15, 2004, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                                                   PERCENT
                                                                 OWNED AS OF
     CLASS                    NAME AND ADDRESS                 NOVEMBER 15, 2004

    CLASS A

                Merrill Lynch Pierce Fenner & Smith Inc.*           13.36%
                Building 1 Team A FL 2
                4800 Deer Lake Drive East
                Jacksonville, FL 32246-6486

                Pershing LLC*                                       10.53%
                PO Box 2052
                Jersey City, NJ 07303-2052

    CLASS C     Merrill Lynch Pierce Fenner & Smith Inc.*           77.88%
                Building 1 Team A FL 2
                4800 Deer Lake Drive East
                Jacksonville, FL 32246-6486

* The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.


                              FINANCIAL STATEMENTS


                  The Fund's audited financial report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION

Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.


The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.



                                     POLICY

The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.



                             PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.


For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.


                                    CONFLICTS

CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

                                     CONSENT



In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.



                                  RECORDKEEPING

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     o   a copy of the Policy;
     o   a copy of each proxy statement received on behalf of CSAM clients;
     o   a record of each vote cast on behalf of CSAM clients;
     o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.


CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors


         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.


Board of Directors

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection


         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)


         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.


     Majority of Independent Directors


         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.


     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature


     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.


     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases


         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).


     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities


         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization


         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Reverse Leveraged Buyouts


         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures


         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.


     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements


         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Prepackaged Bankruptcy Plans


         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs


         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure.

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization


         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock


         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash


         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.


     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options


         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent


     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay


         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


     Performance-Based Option Proposals


     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.


     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.


May 19, 2004

                                   APPENDIX C

                            SPECIAL FEE ARRANGEMENTS

                  FEE ARRANGEMENT FOR THE SALE OF COMMON CLASS

--------------------------------------------------------------------------------
     DEALER NAME                         FEE ARRANGEMENT (AS A PERCENTAGE OF
                                         THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
A G Edwards & Sons Inc                   0.25%
--------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%
--------------------------------------------------------------------------------
American Express Fin. Advisors           0.40%
--------------------------------------------------------------------------------
American General Ret. Srvcs              0.40%
--------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed
                                         income funds except for 0.25% of
                                         Global Fixed Income Fund
--------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%
--------------------------------------------------------------------------------
BISYS BD Services, Inc.                  0.25%
--------------------------------------------------------------------------------
Brown & Co                               0.15%
--------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for
                                         retirement plan shares
--------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed
                                         income funds
--------------------------------------------------------------------------------
Chicago Trust Company                    0.20% of equity funds; 0.15% of fixed
                                         income funds
--------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.            0.25% through Custody programs; 0.35%
                                         for Investment Advisory and trading
                                         programs; 0.25% for retirement
                                         programs, $12 annual fee per each
                                         participant in a retirement plan, not
                                         to exceed 0.40% of the average daily
                                         net assets investing in the Funds
                                         through a retirement program
--------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed
                                         income funds
--------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed
                                         income funds
--------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%
--------------------------------------------------------------------------------
Datalynx                                 0.25%
--------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking
                                         reimbursement fee of $6 per
                                         position excluding FundVest positions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     DEALER NAME                         FEE ARRANGEMENT (AS A PERCENTAGE OF
                                         THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%
--------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed
                                         income funds
--------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through
                                         Federated Trust Connect Defined
                                         Contribution
--------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%
--------------------------------------------------------------------------------
Federated Investors                      0.25%
--------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             0.40% on average net assets plus 0.20%
                                         on net in-flows to the Funds
                                         from the FIIOC plans
--------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed
                                         income funds
--------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed
                                         income funds
--------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%
--------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee,
                                         0.20% for distribution fee.)
--------------------------------------------------------------------------------
Harris Bank                              0.25%
--------------------------------------------------------------------------------
Hewitt Associates LLC                    0.25%; total annual fee increases to
                                         0.30% for the period during which the
                                         aggregate total of all plan assets
                                         invested in common class shares of
                                         Credit Suisse Funds is $50
                                         million or more
--------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%
--------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15
                                         million, the fee will increase
                                         to 0.25%
--------------------------------------------------------------------------------
Invesco Retirement, Inc.                 0.40%, provided, however, that the fee
                                         will be 0.15% with respect to the
                                         Common Class shares of any Credit
                                         Suisse Fund for which a fee of 0.25%
                                         is payable to the Clearing Broker other
                                         than Invesco Services
--------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%
--------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%
--------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed
                                         income funds
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     DEALER NAME                         FEE ARRANGEMENT (AS A PERCENTAGE OF
                                         THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
National Financial Services              0.30% plus additional 0.10% for assets
                                         under Retirement FundsNetwork
--------------------------------------------------------------------------------
National Investor Service Corp           0.35%
--------------------------------------------------------------------------------
Nationwide Financial Srvcs Inc           $0-$50 million - 0.00%; $50 million-$1
                                         billion - 0.15% ; +1 billion -
                                         0.20% across common and Trust
                                         portfolios
--------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax
                                         Exempt funds
--------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%
--------------------------------------------------------------------------------
PFPC Inc.                                0.40%
--------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America
--------------------------------------------------------------------------------
Raymond James & Associates Inc           0.20%
--------------------------------------------------------------------------------
Raymond James Financial Srvcs            0.20%
--------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed
                                         income funds
--------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed
                                         income funds except for 0.25%
                                         of Global Fixed Income Fund
--------------------------------------------------------------------------------
Retirement Financial Srvcs Inc           0.25%
--------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed
                                         income funds
--------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed
                                         income funds except for 0.25%
                                         of Global Fixed Income Fund
--------------------------------------------------------------------------------
The Vanguard Group                       0.25%
--------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%
--------------------------------------------------------------------------------
UBS Financial Services                   0.30%
--------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed
                                         income funds except for 0.25%
                                         of Global Fixed Income Fund
--------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed
                                         income funds except for 0.20%
                                         of Global Fixed Income Fund
--------------------------------------------------------------------------------
US Clearing Corp                         Up to 0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     DEALER NAME                         FEE ARRANGEMENT (AS A PERCENTAGE OF
                                         THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed
                                         income funds
--------------------------------------------------------------------------------
VALIC                                    0.40%
--------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
--------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A..               0.35%
--------------------------------------------------------------------------------

FEE ARRANGEMENT FOR THE SALE OF ADVISOR CLASS

--------------------------------------------------------------------------------
DEALER NAME                             FEE ARRANGEMENT (AS A PERCENTAGE OF
                                        THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
American General Ret. Srvcs             0.75% except for 0.50% of Fixed Income
                                        Fund
--------------------------------------------------------------------------------
Cigna                                   0.65% of equity funds; 0.40% of fixed
                                        income funds; 0.50% of Credit Suisse
                                        Fixed Income Fund
--------------------------------------------------------------------------------
First Union National Bank               (i) a one-time fee equal to 0.50% on
                                        assets of Fund shares in cases where
                                        there is: (a) a change of plan
                                        recordkeeper from a party unaffiliated
                                        with First Union to First Union (using
                                        the 401K Broker-Sold Platform) and (b) a
                                        simultaneous transfer of existing plan
                                        assets to a Fund, or (ii) a one-time
                                        fee equal to 0.25% on assets of Fund
                                        shares for each new contribution by
                                        plan participants into a Fund (excluding
                                        reallocations of existing plan assets)
                                        in the 401(k) Broker-Sold Platform
--------------------------------------------------------------------------------
GoldK                                   0.70% except for 0.50% of Fixed Income
                                        Fund
--------------------------------------------------------------------------------
GWFS Equities, Inc.                     0.75% of equity funds; 0.50% of fixed
                                        Income funds
--------------------------------------------------------------------------------
Invesco Retirement, Inc                 0.75%, provided, however, that the fee
                                        will be 0.25% with respect to the
                                        Advisor Class shares of any Credit
                                        Suisse Fund for which a fee of 0.50% is
                                        payable to the Clearing Broker other
                                        than Invesco Services
--------------------------------------------------------------------------------
Metlife Securities, Inc.                0.50% and 1% finders fee on the gross
                                        of all new contributions
--------------------------------------------------------------------------------
PFPC Brokerage Services                 0.75%
--------------------------------------------------------------------------------
PFPC Inc.                               0.75%
--------------------------------------------------------------------------------
VALIC                                   0.75% except for 0.50% of Fixed Income
                                        Fund
--------------------------------------------------------------------------------

FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C

--------------------------------------------------------------------------------
     DEALER NAME                        FEE ARRANGEMENT (AS A PERCENTAGE OF
                                        THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
A G Edwards & Sons Inc                  In addition to the standard
                                        compensation, $6 per Level One account;
                                        $12 per Level Three account; and $6 per
                                        Level Four account
--------------------------------------------------------------------------------
American Express Fin. Advisors          Standard compensation for each class
                                        plus additional 0.15%
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.           In addition to the standard
                                        compensation, $1.50/quarter per network
                                        account; 0.10% on gross sales ; 1.25%
                                        per quarter on assets (or 5% annually)
--------------------------------------------------------------------------------
Legg Mason Wood Walker                  Standard compensation plus 0.10% of the
                                        aggregate value of Fund shares held
--------------------------------------------------------------------------------
National Investor Service Corp          Standard compensation for each class
                                        plus Networking compensations paid on a
                                        monthly basis with a combined quarter
                                        of $1.50 per quarter
--------------------------------------------------------------------------------
Sungard Investment Products Inc.        0.25% for servicing fee plus 0.10% for
                                        sub-accounting fee
--------------------------------------------------------------------------------
UBS Financial Services                  Standard compensation for each class
                                        plus 0.20% annually on gross sales;
                                        0.05% annually on net assets invested in
                                        the Credit Suisse Funds; $12/year per
                                        network account
--------------------------------------------------------------------------------


        FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED

--------------------------------------------------------------------------------
     DEALER NAME                        FEE ARRANGEMENT (AS A PERCENTAGE OF THE
                                        FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
American Cent. Inv. Mgmt. Co.           0.45%
--------------------------------------------------------------------------------
American General Ret. Srvcs             0.50%
--------------------------------------------------------------------------------
First Union National Bank               0.50%
--------------------------------------------------------------------------------
Fidelity Investments (FIIOC)            0.40% on average net assets plus 0.20%
                                        on net in-flows from the FIIOC plans
--------------------------------------------------------------------------------
GWFS Equities, Inc.                     0.50%
--------------------------------------------------------------------------------
Invesco Retirement, Inc                 0.50%, provided, however, that the rate
                                        of fee will be 0.25% with respect to the
                                        Class A shares of any Credit Suisse Fund
                                        for which a fee of 0.25% is payable to
                                        the Clearing Broker other than Invesco
                                        Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Metlife Securities, Inc.                0.25% and an additional 0.15% for equity
                                        funds, and an additional 0.15% for fixed
                                        income funds following the first twelve
                                        months of investment; plus a monthly
                                        "finders fee" according to the following
                                        schedule: 1.00% on the first $3,000,000;
                                        0.50% on $3,000,001 to $50,000,000;
                                        0.25% above $50,000,000
--------------------------------------------------------------------------------
NYLIM Service Company LLC               0.40%
--------------------------------------------------------------------------------
PFPC Brokerage Services                 0.50%
--------------------------------------------------------------------------------
PFPC Inc.                               0.50%
--------------------------------------------------------------------------------
Putnum Fiduciary Trust Co               0.50%
--------------------------------------------------------------------------------
Wachovia Securities, LLC                0.30%
--------------------------------------------------------------------------------

FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S") CLASS A, B AND C, COMMON AND ADVISOR CLASSES

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

     o    One-time account set-up fee of $50,000.

     o    Class A, B or C Shares:

          o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

          o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

          o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

          o    An annual fee of 0.10% on net assets held in the ERISA Accounts.

o    Common Class Shares:*

     o    An annual fee of 0.10% on net assets in ERISA Accounts; and,

     o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

     o $16 of Processing Fee annually per each position of each Fund in a Plan;

     o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

     o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

     *The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

     FEE ARRANGEMENTS WITH PERSHING

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES

     Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

     o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

     o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares:
          (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

     o Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

     o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

     o With respect to Municipal Money and U.S. Government Money Funds, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.60 fee per shareholder statement.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.

                  With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of .05% of average daily net assets of Class A, Class B and Class shares of the Fund for which Pershing performs shareholder servicing.

                                     PART C

                                OTHER INFORMATION

         Item 23. Exhibits

         a(1)  Certificate of Trust dated January 31, 2002. 1

          (2)  Trust Instrument dated January 31, 2002. 1

          (3)  Amended and Restated Trust Instrument dated February 12, 2002. 2


          (4)  Certificate of Amendment dated June 28, 2004.


         b(1)  Bylaws as adopted January 31, 2002. 1

          (2)  Amended and Restated By-Laws as adopted February 12, 2002. 2

         c     Registrant's Form of Shares of Beneficial Interest. 2

         d     Investment Advisory Agreement dated May 16, 2002. 3

         e Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI") dated May 16, 2002. 3

         f     Not applicable.

         g(1)  Custodian Agreement with State Street Bank and Trust Company
              ("State Street") dated October 20, 2000. 4

          (2) Amendment to Custodian Agreement with State Street dated April 26, 2001. 5

          (3) Amendment to Custodian Agreement with State Street dated May 16, 2001. 5


---------------
1 Incorporated by reference to the Registration Statement on Form N-1A of the Registrant, filed on February 1, 2002 (Securities Act File No. 333-81992).

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant, filed on April 9, 2002 (Securities Act File No. 333-81992).

3 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant, filed on December 13, 2002 (Securities Act File No. 333-81992).

4 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

5 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2000 (Securities Act File No. 33-58125).

          (4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 5

         h(1) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS"), dated February 1, 2001.6

          (2) Amendment to Transfer Agency and Service Agreement with BFDS dated December 31, 2002. 6

          (3)  Co-Administration Agreement with CSAMSI dated May 16, 2002. 3

          (4) Co-Administration Agreement with State Street dated March 18, 2002. 7

         i(1) Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Fund. 8

          (2) Opinion and Consent of Richards, Layton & Finger, Delaware counsel to the Fund. 8

         j(1)  Consent of PricewaterhouseCoopers LLP, Independent Accountants.

          (2)  Powers of Attorney. 9

         k     Not applicable.

         l(1)  Purchase Agreement for Class A shares dated May 15, 2002. 3


          (2)  Purchase Agreement for Class C shares dated May 1, 2003. 9


         m(1)  Distribution Plan for Class A Shares dated December 12, 2002. 2


          (2)  Distribution Plan for Class C Shares dated May 1, 2003. 9


         n     Not applicable.


         o     18f-3 Plan dated February 13, 2003. 9



---------------
6 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant, filed on February 28, 2003 (Securities Act File No. 333-81992).

7 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

8 Incorporated by reference to Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant, filed on May 14, 2002 (Securities Act File No. 333-81992).


9 Incorporated by reference to Pre-effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, filed on December 23, 2003 (Securities Act File No. 333-81992).

         p     Amendment to Code of Ethics with CSAMSI dated February 14,
               2003. 10


Item 24. Persons Controlled by or Under Common Control with Registrant

         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. Indemnification

         Registrant, officers and directors of CSAM, LLC, of Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of the Fund's initial Registration Statement on Form N-1A filed on February 1, 2002.

Item 26. Business and Other Connections of Investment Adviser

          CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27. Principal Underwriter

          (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Equity Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund and Credit Suisse Trust.



---------------
10 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on March 31, 2003 (Securities Act File No. 33-58125).

          (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

          (c)  None.

Item 28. Location of Accounts and Records

          (1)  Credit Suisse Short Duration Bond Fund
               466 Lexington Avenue
               New York, New York  10017-3140
               (Fund's declaration of trust, by-laws and minute books)

          (2)  Credit Suisse Asset Management Securities, Inc.
               466 Lexington Avenue
               New York, New York 10017-3140
               (records relating to its functions as co-administrator and distributor)

          (3)  Credit Suisse Asset Management, LLC
               466 Lexington Avenue
               New York, New York 10017-3140
               (records relating to its functions as investment adviser)

          (4)  State Street Bank and Trust Co.
               225 Franklin Street
               Boston, Massachusetts 02110
               (records relating to its functions as co-administrator and custodian)

          (5)  Boston Financial Data Services, Inc.
               2 Heritage Drive
               North Quincy, Massachusetts  02177
               (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29. Management Services

          Not applicable.

Item 30. Undertakings

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 3rd day of December, 2004.


                                CREDIT SUISSE SHORT DURATION BOND FUND


                                    By: /s/ Michael E. Kenneally
                                       -------------------------
                                       Michael E. Kenneally
                                       Chairman and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                            Title                            Date


/s/Michael E. Kenneally              Chairman and Chief         December 3, 2004
---------------------------          Executive Officer
   Michael E. Kenneally

/s/Michael A. Pignataro              Treasurer and              December 3, 2004
---------------------------          Chief Financial Officer
   Michael A. Pignataro

/s/William W. Priest*                Trustee                    December 3, 2004
---------------------------
   William W. Priest

/s/Richard H. Francis*               Trustee                    December 3, 2004
---------------------------
   Richard H. Francis

/s/Jeffrey E. Garten*                Trustee                    December 3, 2004
---------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*             Trustee                    December 3, 2004
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*              Trustee                    December 3, 2004
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                   Trustee                    December 3, 2004
---------------------------
   Peter F. Krogh

*By: /s/ Michael A. Pignataro                                   December 3, 2004
    ----------------------------
Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.                     Description of Exhibit


a(4)           Certificate of Amendment dated June 28, 2004.


j(1)           Consent of PricewaterhouseCoopers LLP, Independent Accountants.